EXHIBIT 33.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wealth Minerals Ltd.. (the “Company”) on Form 20-F for the year ended November 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jerry Pogue, the Acting President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 26, 2006

/s/ Jerry Pogue

Jerry Pogue
Acting President and Chief Executive Officer

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wealth Minerals Ltd. (the “Company”) on Form 20-F for the year ended November 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael W. Kinley, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 26, 2006

/s/ Michael W. Kinley

Michael W. Kinley
Chief Financial Officer